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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2002	Commission File Number: 1-12994

THE MILLS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1802283 (I.R.S. Employer Identification No.)

1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
(Address of principal executive offices—zip code)

(703) 526-5000
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report)
Not Applicable

THE MILLS CORPORATION
FORM 8-K
Index

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Financial Statements

None.

Pro Forma Financial Information

None.

Exhibits:

Exhibit No.	Description	Page Number in Filing
99.1	Supplemental Information as of June 30, 2002	4

Item 9. Regulation FD Disclosure

        The Mills Corporation made available additional operational information concerning it, and the properties owned or managed by it, as of June 30, 2002, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this Current Report on Form 8-K. The Supplemental Information package is available upon request as specified therein. The information in this 8-K, including the exhibit, is being "furnished" pursuant to Item 9, and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
Dated: August 12, 2002	By:	/s/ NICHOLAS MCDONOUGH Nicholas McDonough Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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THE MILLS CORPORATION FORM 8-K Index
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURE